EX-99.23(d)(158)

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This Amendment is made as of July 1, 2008, between JNL Series Trust, a Massachusetts business trust ("Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company ("Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement in order to effectuate advisory fee reductions for the JNL/Credit Suisse Long/Short Fund, JNL/S&P Managed Growth Fund; JNL/S&P Managed Conservative Fund; JNL/S&P Managed Moderate Growth Fund; JNL/S&P Managed Moderate Fund; JNL/S&P Managed Aggressive Growth Fund; JNL/S&P Retirement Income Fund; JNL/S&P Retirement 2015 Fund; JNL/S&P Retirement 2020 Fund; JNL/S&P Retirement 2025 Fund; JNL/S&P Moderate Retirement Strategy Fund; JNL/S&P Moderate Growth Retirement Strategy Fund;
JNL/S&P Growth Retirement Strategy Fund; JNL/S&P Disciplined Moderate Fund; JNL/S&P Disciplined Moderate Growth Fund; and the JNL/S&P Disciplined Growth Fund.

     WHEREAS,   in  order  to  effectuate  the  advisory  fee  changes  for  the above-referenced funds, Schedule B to the Agreement must be amended.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated July 1, 2008, attached hereto.

     2. This Amendment may be executed in two or more counterparts which together shall constitute one document.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Amendment to be executed by their duly authorized officers as of this 1st day of July, 2008.

JNL SERIES TRUST                          JACKSON NATIONAL ASSET MANAGEMENT, LLC


By: __________________________________    By: _________________________________
Name:  Susan S. Rhee                      Name:  Mark D. Nerud
Title: Vice President, Counsel,           Title: President
       and Secretary

                                   SCHEDULE B
                               DATED JULY 1, 2008
                                 (Compensation)

------------------------------------------------------ ---------------------------------- ----------------------------
                                                                                                 ADVISORY FEE
                                                                                         (ANNUAL RATE BASED ON AVERAGE
                        FUND                                        ASSETS                 NET ASSETS OF EACH FUND)
------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/AIM International Growth Fund                         $0 to $150 million                          .70%
                                                          $150 million to $500 million                .65%
                                                          Over $500 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/AIM Large Cap Growth Fund                             $0 to $150 million                          .70%
                                                          Over $150 million                           .65%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/AIM Real Estate Fund                                  $0 to $50 million                           .75%
                                                          Over $50 million                            .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/AIM Small Cap Growth Fund                             $0 to $300 million                          .85%
                                                          Over $300 million                           .80%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Capital Guardian International                        $0 to $500 million                          .95%
Small Cap Fund                                            Over $500 million                           .90%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Capital Guardian U.S. Growth Equity Fund              $0 to $150 million                          .70%
                                                          $150 million to $500 million                .65%
                                                          $500 million to $750 million                .60%
                                                          Over $750 million                           .55%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Capital Guardian Global                               $0 to $150 million                          .75%
Diversified Research Fund                                 $150 million to $500 million                .70%
                                                          $500 million to $750 million                .65%
                                                          Over $750 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Capital Guardian Global Balanced Fund                 $0 to $500 million                          .65%
                                                          Over $500 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Credit Suisse Global Natural Resources Fund           $0 to $300 million                          .70%
                                                          Over $300 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Credit Suisse Long/Short Fund                         $0 to $300 million                          .80%
                                                          Over $300 million                           .75%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Eagle Core Equity Fund                                $0 to $10 million                           .65%
                                                          $10 million to $300 million                 .60%
                                                          Over $300 million                           .55%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Eagle SmallCap Equity Fund                            $0 to $100 million                          .75%
                                                          $100 million to $500 million                .70%
                                                          Over $500 million                           .65%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Franklin Templeton Founding Strategy Fund             All Assets                                    0%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Franklin Templeton Global Growth Fund                 $0 to $300 million                          .75%
                                                          $300 million to $500 million                .65%
                                                          Over $500 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Franklin Templeton Income Fund                        $0 to $100 million                          .80%
                                                          $100 million to $200 million                .75%
                                                          $200 million to $500 million                .65%
                                                          Over $500 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Franklin Templeton Mutual Shares Fund                 $0 to $500 million                          .75%
                                                          Over $500 million                           .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Franklin Templeton Small Cap Value Fund               $0 to $200 million                          .85%
                                                          $200 million to $500 million                .77%
                                                          Over $500 million                           .75%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Goldman Sachs Core Plus Bond Fund                     $0 to $500 million                          .60%
                                                          Over $500 million                           .55%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Goldman Sachs Mid Cap Value Fund                      $0 to $100 million                          .75%
                                                          Over $100 million                           .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Goldman Sachs Short Duration Bond Fund                $0 to $250 million                          .45%
                                                          Over $250 million                           .40%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/JPMorgan International Value Fund                     $0 to $150 million                          .70%
                                                          $150 million to $500 million                .65%
                                                          Over $500 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/JPMorgan MidCap Growth Fund                           $0 to $250 million                          .70%
                                                          $250 million to $750 million                .65%
                                                          $750 million to $1,500 million              .60%
                                                          Over $1,500 million                         .55%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund          $0 to $150 million                          .50%
                                                          $150 million to $300 million                .45%
                                                          $300 million to $500 million                .40%
                                                          Over $500 million                           .35%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Lazard Emerging Markets Fund                          $0 to $100 million                          1.00%
                                                          $100 million to $250 million                .90%
                                                          Over $250 million                           .85%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Lazard Mid Cap Equity Fund                            $0 to $50 million                            .75%
                                                          $50 million to $250 million                 .70%
                                                          Over $250 million                           .65%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Lazard Small Cap Equity Fund                          $0 to $500 million                          .75%
                                                          Over $500 million                           .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management S&P 500 Index Fund          $0 to $500 million                          .29%
                                                          $500 million to $750 million                .24%
                                                          Over $750 million                           .23%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index        $0 to $500 million                          .29%
Fund                                                      $500 million to $750 million                .24%
                                                          Over $750 million                           .23%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Small Cap Index Fund        $0 to $500 million                          .29%
                                                          $500 million to $750 million                .24%
                                                          Over $750 million                           .23%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management International Index         $0 to $500 million                          .30%
Fund                                                      $500 million to $750 million                .25%
                                                          Over $750 million                           .24%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Bond Index Fund             $0 to $500 million                          .30%
                                                          $500 million to $750 million                .25%
                                                          Over $750 million                           .24%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock      $0 to $50 million                           .50%
Index Fund                                                Over $50 million                            .45%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management 10 x 10 Fund                All assets                                  0%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Index 5 Fund                All assets                                  0%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Oppenheimer Global Growth Fund                        $0 to $300 million                          .70%
                                                          Over $300 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PAM Asia ex-Japan Fund                                $0 to $500 million                          .90%
                                                          Over $500 million                           .85%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PAM China-India Fund                                  $0 to $500 million                          .90%
                                                          Over $500 million                           .85%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PIMCO Real Return Fund                                $0 to $1 billion                            .50%
                                                          Over $1 billion                             .475%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PIMCO Total Return Bond Fund                          All assets                                  .50%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PPM America Core Equity Fund                          $0 to $150 million                          .65%
                                                          $150 million to $300 million                .60%
                                                          Over $300 million                           .575%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PPM America High Yield Bond Fund                      $0 to $150 million                          .50%
                                                          $150 million to $500 million                .45%
                                                          Over $500 million                           .425%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PPM America Mid Cap Value Fund                        $0 to $500 million                          .75%
                                                          Over $500 million                           .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PPM America Small Cap Value Fund                      $0 to $500 million                          .75%
                                                          Over $500 million                           .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/PPM America Value Equity Fund                         $0 to $300 million                          .55%
                                                          Over $300 million                           .50%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Select Balanced Fund                                  $0 to $50 million                           .55%
                                                          $50 million to $150 million                 .50%
                                                          $150 million to $300 million                .475%
                                                          $300 million to $500 million                .45%
                                                          Over $500 million                           .425%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Select Money Market Fund                              $0 to $500 million                          0.28%
                                                          Over $500 million                           0.25%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Select Value Fund                                     $0 to $300 million                          .55%
                                                          $300 million to $500 million                .50%
                                                          Over $500 million                           .45%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/T. Rowe Price Established Growth Fund                 $0 to $150 million                          .65%
                                                          $150 to $500 million                        .60%
                                                          Over $500 million                           .55%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                     $0 to $150 million                          .75%
                                                          Over $150 million                           .70%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/T. Rowe Price Value Fund                              $0 to $150 million                          .70%
                                                          $150 to $500 million                        .65%
                                                          Over $500 million                           .60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Managed Growth Fund                               $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Managed Conservative Fund                         $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Managed Moderate Growth Fund                      $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Managed Moderate Fund                             $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Managed Aggressive Growth Fund                    $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Retirement Income Fund                            $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Retirement 2015 Fund                              $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Retirement 2020 Fund                              $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Retirement 2025 Fund                              $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Moderate Retirement Strategy Fund                 $0 to $500 million                          .30%
                                                          Over $500 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Moderate Growth Retirement Strategy Fund          $0 to $500 million                          .30%
                                                          Over $500 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Growth Retirement Strategy Fund                   $0 to $500 million                          .30%
                                                          Over $500 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Disciplined Moderate Fund                         $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Disciplined Moderate Growth Fund                  $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Disciplined Growth Fund                           $0 to $500 million                          .13%
                                                          $500 million to $1 billion                  .08%
                                                          Over $1 billion                             .05%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Competitive Advantage Fund                        $0 to $500 million                          .40%
                                                          Over $500 million                           .35%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Dividend Income & Growth Fund                     $0 to $500 million                          .40%
                                                          Over $500 million                           .35%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Intrinsic Value Fund                              $0 to $500 million                          .40%
                                                          Over $500 million                           .35%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P Total Yield Fund                                  $0 to $500 million                          .40%
                                                          Over $500 million                           .35%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/S&P 4 Fund                                            All Assets                                    0%
------------------------------------------------------ ---------------------------------- ----------------------------